Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and in connection with the Quarterly Report on Form 10-Q of Post Properties, Inc. (“Post”) and Post Apartment Homes, L.P. (“PAH,” and together with Post, the “Registrants”) for the quarter ended September 30, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, the President and Chief Executive Officer and acting Chief Financial Officer of Post and Post GP Holdings, Inc., PAH’s general partner, certifies that:

1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrants.

By:	/s/ David P. Stockert
David P. Stockert
President and Chief Executive Officer and acting Chief Financial Officer
November 4, 2016